SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                      Securities and Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Section 240.14a-12


                            COVENANT TRANSPORT, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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     (1) Title of each class of securities to which transaction applies:   N/A
     (2) Aggregate number of securities to which transaction applies:      N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
         the filing fee is calculated and state how it was determined):    N/A
     (4) Proposed maximum aggregate value of transaction:                  N/A
     (5) Total Fee paid:                                                   N/A

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

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419
                      ____________________________________

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 2004
                      ____________________________________

To Our Stockholders:

     The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Covenant Transport, Inc., a Nevada corporation (the "Company"), will be held at the Company, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at 10:00 a.m. Eastern Time, on Thursday, May 27, 2004, for the following purposes:

     1. To consider and act upon a proposal to elect seven (7) directors of the Company;

     2. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on March 31, 2004, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

     All Stockholders are cordially invited to attend the Annual Meeting.

                                    By Order of the Board of Directors,

                                    /s/ David R. Parker
                                    David R. Parker
                                    Chairman of the Board
Chattanooga, Tennessee 37419
April 19, 2004

                            COVENANT TRANSPORT, INC.
                             400 Birmingham Highway
                          Chattanooga, Tennessee 37419
                      ____________________________________

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 27, 2004
                      ____________________________________

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Covenant Transport, Inc., a Nevada corporation, to be used at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's headquarters, 400 Birmingham Highway, Chattanooga, Tennessee 37419 on Thursday, May 27, 2004, at 10:00 a.m. Eastern Time, and any adjournment thereof. The terms "Company," "we," "us," and "our" refer to Covenant Transport, Inc. and its subsidiaries. We will bear all costs of the solicitation. The approximate date of mailing this Proxy Statement and the enclosed form of proxy is April 19, 2004.

     The enclosed copy of our annual report for the fiscal year ended December 31, 2003, is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy solicitation material.

                               PROXIES AND VOTING

     Only stockholders of record at the close of business on March 31, 2004 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 31, 2004, there were issued and outstanding 12,327,693 shares of Class A Common Stock, par value one cent ($.01), entitled to cast an aggregate 12,327,693 votes on all matters subject to a vote at the Annual Meeting, and 2,350,000 shares of Class B Common Stock, par value one cent ($.01), entitled to cast an aggregate 4,700,000 votes on all matters subject to a vote at the Annual Meeting. We have a total of 14,677,693 shares of Common Stock outstanding, entitled to cast an aggregate 17,027,693 votes on all matters subject to a vote at the Annual Meeting. The number of issued and outstanding shares excludes approximately 1,229,390 shares of Class A Common Stock reserved for issuance under our incentive stock plans, and other arrangements. Holders of unexercised options are not entitled to vote at the Annual Meeting. We have no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

     All proxies that are properly executed and received by us prior to the Annual Meeting will be voted in accordance with the choices indicated. Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven
(7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with our Secretary a revocation of the proxy, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the Stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. If no direction is specified by the Stockholder, the proxy will be voted "For" the proposals as specified in this notice and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders will elect seven directors to serve as the Board of Directors until our 2005 Annual Meeting of the Stockholders or until their successors are elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated for election as directors David R. Parker, William T. Alt, Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, Niel B. Nielson, and Mark
A. Scudder, each of whom is presently serving as a director. In the absence of contrary instructions, each proxy will be voted for the election of all the proposed directors.

     Information Concerning Directors and Executive Officers

     Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of our current directors and other executive officers is set forth below. All references to experience with us include positions with our operating subsidiary, Covenant Transport, Inc., a Tennessee corporation. All executive officers are elected annually by the Board of Directors.

                NAME                   AGE                     POSITION                         DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
David R. Parker                         46    Chairman of the Board, President, and                  1985
                                              Chief Executive Officer
--------------------------------------------------------------------------------------------------------------------
Michael W. Miller                       46    Executive Vice President, Chief Operating              1995
                                              Officer, and Director(1)
--------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                           42    Executive Vice President, Chief Financial               NA
                                              Officer, and Assistant Secretary
--------------------------------------------------------------------------------------------------------------------
L. D. "Micky" Miller, III               51    Executive Vice President - Sales and                    NA
                                              Marketing
--------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.                        52    Senior Vice President - Administration,                 NA
                                              and Secretary
--------------------------------------------------------------------------------------------------------------------
William T. Alt(3)                       67    Director                                               1994
--------------------------------------------------------------------------------------------------------------------
Robert E. Bosworth(2)                   56    Director                                               1998
--------------------------------------------------------------------------------------------------------------------
Hugh O. Maclellan, Jr.(2)(4)            64    Director                                               1994
--------------------------------------------------------------------------------------------------------------------
Mark A. Scudder(3)                      41    Director                                               1994
--------------------------------------------------------------------------------------------------------------------
Bradley A. Moline(2)                    37    Director                                               2003
--------------------------------------------------------------------------------------------------------------------
Niel B. Nielson(3)(4)                   50    Director                                               2003
---------------------------------------------------------------------------------------------------------------------

-----------------------
(1) Mr. Michael W. Miller, who has been a member of our Board of Directors since 1995, is not standing for re-election to the Board at the 2004 Annual Meeting, although he will remain one of our officers.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.
(4)  Member of the Nominating and Corporate Governance Committee.

     David R. Parker has served as President since our founding in 1985 and as Chairman of the Board and Chief Executive Officer since 1994. Mr. Parker was elected to the Board of Directors of the Truckload Carriers' Association in 1994.

     Michael W. Miller has served as our Executive Vice President and Chief Operating Officer since 1997. He previously served as our Vice President of Operations from 1993 to 1997 and in various other positions from 1987 to 1993. Mr. Miller has over 25 years of experience in the transportation industry. Mr. Miller is not standing for re-election to the Board at the 2004 Annual Meeting, although he will remain one of our officers.

     Joey B. Hogan has served as our Chief Financial Officer since1997. Mr. Hogan has been an Executive Vice President since May 2003 and was a Senior Vice President from December 2001 to May 2003. From joining us in August 1997 through December 2001, Mr. Hogan also served as our Treasurer. In 1996 and 1997, Mr. Hogan served as Chief Financial Officer of The McKenzie Companies in Cleveland, Tennessee, a group of privately owned companies. From 1986 to 1996, Mr. Hogan served in various capacities, including three years as Director of Finance, with Chattem, Inc., a publicly held company, headquartered in Chattanooga, Tennessee, involved in the manufacturing and marketing of over-the-counter pharmaceuticals and toiletries products.

     L. D. "Micky" Miller, III, has served as our Executive Vice President - Sales and Marketing since December 2002. Mr. Miller has 28 years of sales and operations experience in the trucking industry. From January 1998 to November 2002, Mr. Miller was co-owner of, but was not involved in the day-to-day management of, two privately owned trucking companies, one of which was a truckload carrier and the other of which was a less-than-truckload carrier. From 1985 to 1995, Mr. Miller served as President and Chief Executive Officer of Crown Transport Systems Inc., division of U.S. Xpress Enterprises, Inc. From 1995 to 1997, Mr. Miller served as Chairman of CSI/Crown division of U.S. Xpress Enterprises, Inc. In March 2003, Ida-Tran Freight Systems, of which Mr. Miller was an officer and co-owner, voluntarily filed a bankruptcy petition in the United States District Court for the District of Idaho. In October 2003, a petition was filed against Mr. Miller in the United States Bankruptcy Court for the Northern District of Georgia.

     R. H. Lovin, Jr. has served in several senior management positions since joining us in 1986. Mr. Lovin has been our Senior Vice President - Administration since February 2003, and Corporate Secretary since August 1995. Mr. Lovin previously served as our Chief Financial Officer from 1986 to 1994, as Vice President of Administration from May 1994 to May 2003, and as director from May 1994 to May 2003.

     William T. Alt has engaged in the private practice of law since 1962 and has served as outside counsel to the Company since 1986. Mr. Alt has served as a director since 1994.

     Robert E. Bosworth has served as a director since 1998. Since February 2001, Mr. Bosworth has been the Vice President of Corporate Finance for the Livingston Company, a merchant bank located in Chattanooga. From February 1998 until February 2001, Mr. Bosworth was a business and management consultant to various corporations in the Chattanooga area. Prior to February 1998, Mr. Bosworth served for more than five years as Executive Vice President and Chief Financial Officer of Chattem, Inc. Mr. Bosworth is a director of Chattem, Inc. Mr. Bosworth has served as a director since 1998.

     Hugh O. Maclellan,  Jr. is President of the Maclellan Foundation,  Inc. and
serves  on  the  Boards  of   UnumProvident   Corporation   and  SunTrust  Bank,
Chattanooga, N.A. Mr. Maclellan has served as a director since 1994.

     Mark A. Scudder has been an attorney for more than ten years with Scudder Law Firm, P.C., L.L.O., Lincoln, Nebraska, and has been President of the firm since January 1, 2003. The firm is our outside corporate and securities counsel. Mr. Scudder is a director of Knight Transportation, Inc., a publicly traded truckload carrier, and Genesee & Wyoming Inc., a publicly traded, international short-line railroad. Mr. Scudder has served as a director since 1994.

     Bradley A. Moline has been President and Chief Executive Officer of Allo Communications, LLC, a competitive local telephone company, since October 2002. Mr. Moline also has been the owner and President of Imperial Super Foods, a grocery store in Imperial, Nebraska, since February 2002. Mr. Moline was the President of Forte Technologies, a contract manufacturer of high precision parts, from February 2001 until February 2002. From 1997 to May 2001, Mr. Moline was the Senior Vice President of Finance and Chief Financial Officer of Birch Telecom, Inc., an integrated communications provider. Mr. Moline resigned from his position at Birch Telecom, Inc. to take the position with Forte Technologies more than sixteen months prior to Birch Telecom, Inc.'s filing of a petition under the federal bankruptcy laws in September 2002. From 1994 to 1997, Mr. Moline was our Treasurer and Chief Financial Officer. Mr. Moline has served as a director since 2003.

     Niel B. Nielson has been President of Covenant College since 2002. From 1997 until 2002, Dr. Nielson was the Associate Pastor of Outreach for College Church in Wheaton, Illinois. Dr. Nielson was a partner and trader for Ritchie Capital Markets Group, LLC from 1996 to 1997. Prior to 1996, Dr. Nielson served as an executive officer in various companies, including serving for two years as Senior Vice President of Chicago Research and Trading Group, Ltd., a company at which he was employed for nine years. Dr. Nielson holds five investment company directorships in the First Trust Fund Complex. Dr. Nielson has served as a director since 2003.

                              CORPORATE GOVERNANCE

                    The Board of Directors and Its Committees

Board of Directors

     Meetings and Compensation. Our Board of Directors held four regularly scheduled meetings and two special meetings during the fiscal year ended December 31, 2003. No director attended less than 75% of the meetings of the Board of Directors or any committee on which he served, with the exception of Mr. Moline and Dr. Nielson, who were elected on May 22, 2003. Mr. Moline and Dr. Nielson attended all meetings of the Board of Directors, and all of the meetings held by the committees on which they served, that were held in 2003, following their election. In addition, we encourage the members of our Board of Directors to attend our Annual Meetings of Stockholders. All seven of our then-current directors attended the 2003 Annual Meeting of Stockholders. In February of 2003, our Board of Directors approved an increase in the annual retainer provided to directors who are not our employees to $15,000. Non-employee directors also receive $1,000 per Board of Directors meeting attended in person, $500 per Board of Directors meeting attended by telephone, and reimbursement of expenses incurred in attending such Board meetings. An additional annual retainer of $5,000 is paid to the Audit Committee Chairman, and an additional annual retainer of $2,500 is paid to the Compensation Committee Chairman. The Board has not established a retainer for the Nominating and Corporate Governance Committee Chairman. In May 2003, the Board of Directors granted each non-employee director an option to purchase 2,500 shares of our Class A Common Stock, under the Outside Director Stock Option Plan, at $17.63 per share, the fair market value on the date of the grant. The options immediately vested and must be exercised within ten (10) years of the date of the grant.

     Director Independence. The Company's Common Stock is listed on the Nasdaq National Market, and therefore it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. (the "NASD"). Pursuant to NASD Rule 4350(c)(1), the Board of Directors has determined that the following directors and nominees are "independent" under NASD Rule 4200(a)(15):
Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, and Niel B. Nielson. In accordance with NASD Rule 4350(c)(2), in 2003, the Company's independent directors held two regularly scheduled meetings, referred to as "executive sessions," at which only the independent directors were present. We anticipate that the independent directors will continue to meet in executive session at least twice per year.

     Code of Conduct and Ethics. Our Board of Directors has adopted a Code of Conduct and Ethics that applies to all directors, officers, and employees of the Company. The Code of Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, that constitute a "code of ethics" within the meaning of Item 406(b) of Regulation S-K. A copy of the Code of Conduct and Ethics will be available to stockholders on our website located at http://www.covenanttransport.com, on May 4, 2004.

     Stockholder Communications. Our Board of Directors has adopted procedures by which our stockholders may communicate with our Board regarding matters of substantial importance to the Company. Information concerning the manner in which stockholders can communicate with the Board is available on the Company's website, located at http://www.covenanttransport.com.

     Committees of the Board of Directors

     Compensation Committee. The Compensation Committee of the Board of Directors met three times during 2003. This committee reviews all aspects of compensation of our executive officers and makes recommendations on such matters to the full Board of Directors. The Compensation Committee Report on Executive Compensation for 2003 is set forth below. See "Compensation Committee Report on Executive Compensation." A copy of the Compensation Committee Charter is available to stockholders on our website, located at http://www.covenanttransport.com.

     Audit Committee and Audit Committee Report. The Audit Committee met nine times during 2003. Messrs, Alt, Bosworth, and Maclellan served as the Audit Committee until May 22, 2003, at which time Mr. Alt resigned from the Audit Committee. For the balance of 2003, Messrs. Bosworth, Maclellan, and Moline served as the Audit Committee. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. Effective with the date of our 2004 Annual Meeting, each member of the audit committee will satisfy the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the audit committee:

     o    will be independent under NASD Rule 4200(a)(15);

     o will meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     o will not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

     o will be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

     The Board of Directors has determined that at least one "audit committee financial expert," as defined under Item 401(h) of Regulation S-K, currently serves on the Audit Committee. The Board of Directors has identified Mr. Bosworth as an audit committee financial expert. Mr. Bosworth is independent, as independence for audit committee members is defined under applicable NASD rules. The Audit Committee has been operated pursuant to a written charter detailing its duties since May 18, 2000. In 2004, the Audit Committee amended and restated its charter to comply with certain requirements of the NASD rules relating to qualitative listing requirements for Nasdaq National Market issuers. A copy of the Audit Committee Charter is included as Appendix A to the Proxy Statement, and is available to stockholders on our website, located at http://www.covenanttransport.com. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, and certain other matters, including the independence of our outside public accountants. The 2003 Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

                         Audit Committee Report for 2003

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. The Company's management has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted accounting principles, and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the independent public accountants. For the fiscal year ended December 31, 2003, the Audit Committee (1) reviewed and discussed the audited financial statements with management and KPMG LLP, the Company's independent auditors; (2) discussed with the auditors the matters required to be disclosed by Statement on Auditing Standards No. 61; (3) received and discussed with the independent auditors the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1; and (4) has discussed with the independent auditors the independent auditors' independence. The Audit Committee met with representatives of the independent auditors without management or other persons present on two occasions during 2003. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                    Audit Committee:

                                    Robert E. Bosworth (Chairman)
                                    Hugh O. Maclellan, Jr.
                                    Bradley A. Moline

     Nominating and Corporate Governance Committee. In February 2004 the Board of Directors established a Nominating and Corporate Governance Committee to recommend to the Board potential candidates for election to the Board of Directors for 2004 and thereafter, and to make recommendations to the Board concerning issues related to corporate governance, as more specifically detailed in the written charter discussed below. The original members of the Nominating and Corporate Governance Committee were Mr. Maclellan and Dr. Nielson. Mr. Maclellan is the Chairman of the Nominating and Corporate Governance Committee. All current members of the Nominating and Corporate Governance Committee are independent, as independence for nominating committee members is defined under applicable NASD rules. The Nominating and Corporate Governance Committee has recommended that the Board of Directors nominate David R. Parker, William T. Alt, Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, Niel B. Nielson, and Mark A. Scudder for election at the Annual Meeting. Each nominee for election as a director is an executive officer of the Company, standing for reelection, or both.

     Nominating and Corporate Governance Committee Charter. A written charter for the Nominating and Corporate Governance Committee was adopted in April 2004. A copy of the charter is available to stockholders on our website, located at http://www.covenanttransport.com.

     Process for Identifying and Evaluating Director Nominees. Director nominees are chosen by the entire Board of Directors, after considering the recommendations of the Nominating and Corporate Governance Committee. As a matter of course, the members of the Nominating and Corporate Governance Committee review the qualifications of various persons to determine whether they might make candidates for consideration for membership on the Board of Directors. The Nominating and Corporate Governance Committee has a policy to consider suggestions received from stockholders regarding director nominees, in accordance with any procedures adopted by the committee. The Nominating and Corporate Governance Committee will review all candidate recommendations, including those properly submitted by stockholders, in accordance with the requirements of its charter. With regard to specific qualities and skills, the Nominating and Corporate Governance Committee believes it necessary that: (i) at least a majority of the members of the Board of Directors qualify as "independent" under NASD Rule 4200(a)(15); (ii) at least three members of the Board of Directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of Item 401(h) of Regulation S-K. In addition to these specific requirements, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen, and the highest personal and professional integrity. Generally, the

Nominating and Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals, and objectives. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

     Compensation Committee Interlocks and Insider Participation. Messrs. Alt, Bosworth, Maclellan, and Scudder served as the Compensation Committee until May 22, 2003, at which time Messrs. Bosworth and Maclellan resigned from the Compensation Committee. For the balance of 2003, Messrs. Alt and Scudder, and Dr. Nielson served as the Compensation Committee. None of such individuals has been an officer or employee of the Company. Mr. Scudder's law firm serves as our corporate and securities counsel and earned approximately $434,289 in fees for legal services during 2003. Mr. Alt has served as our outside counsel on various matters since 1986, and his firm earned approximately $137,858 in fees for legal services during 2003. Messrs. Alt and Scudder are not expected to continue on the Compensation Committee after the 2004 Annual Meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have adopted a policy that transactions with affiliated persons or entities must be reviewed and pre-approved by our Audit Committee. In 2003, we purchased equipment from Tennessee-Georgia Truck Equipment Sales, Inc., ("Tenn-Ga") a corporation that was wholly owned by the estate of Clyde M. Fuller, for approximately $286,000. We believe that the transactions represented fair market value. The estate of Clyde M. Fuller held approximately 8.5% of our outstanding Common Stock until November 13, 2003, and held less than 5% of our outstanding Common Stock thereafter. The terms of all transactions were negotiated by Elizabeth Fuller and Mr. Parker. During 2003, Tenn-Ga contracted with us to make certain repairs to certain equipment owned by Tenn-Ga. The work was prepaid by Tenn-Ga and amounted to approximately $223,000. We estimated the rate charged based upon our costs and our available shop capacity at the time. The terms of the repairs were negotiated by Mrs. Fuller and David R. Parker. Mrs. Fuller is the administrator of the estate of Clyde M. Fuller, the beneficiary under his will, and David Parker's mother. All transactions between the Company and Tenn-Ga were approved by the Audit Committee.

     A company wholly owned by Nancy Landreth operates a "Company Store" on a rent-free basis in our headquarters building, and uses our service marks on its products at no cost. We made purchases from this store totaling approximately $350,000 in 2003. Ms. Landreth is Mr. Parker's step-sister. The Audit Committee has approved a continuation of this relationship and has pre-approved a purchase limit for 2004.

     The Parker family has been involved in the transportation business for a number of years and members of Mr. Parker's family have been employed by us since our inception and are employed on the same terms and conditions as non-related employees. During 2003, we employed and compensated in excess of $60,000 in total compensation two individuals who are related to Mr. Parker. The aggregate total compensation paid to these two individuals in 2003 was $138,446.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation paid to our chief executive officer and the four other named executive officers (the "Named Officers"), for services to us in all capacities for the fiscal years ended December 31, 2003, 2002, and 2001.

                                                 Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Long Term Compensation
                                                                                 --------------------------------
                                           Annual Compensation                           Awards          Payouts
                             --------------------------------------------------  --------------------------------
                                                                Other Annual     Restricted  Securities
   Name and Principal                                              Compen-         Stock     Underlying    LTIP       All Other
        Position              Year     Salary       Bonus         sation(2)       Award(s)    Options(#) Payouts   Compensation(3)
---------------------------- ------- ----------- ------------ ------------------ ----------- ----------- -------- -----------------
David R. Parker               2003     $530,856        -              (4)            -          16,891      -          $92,674
Chairman, President, and      2002     $525,000   $206,719(1)         (4)            -          10,000      -          $23,007
Chief Executive Officer       2001     $525,000        -               -             -          10,000      -           $5,987
-----------------------------------------------------------------------------------------------------------------------------------
Michael W. Miller             2003     $272,506        -            $27,600          -          13,537      -             -
Executive Vice President      2002     $248,770   $106,116(1)          -             -          10,000      -             -
and Chief Operating           2001     $245,001        -            $27,600          -          10,000      -             -
Officer
-----------------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                 2003     $194,647        -               -             -          12,612      -             -
Executive Vice President      2002     $177,693    $78,374(1)          -             -          10,000      -             -
and Chief Financial           2001     $175,000        -               -             -          10,000      -             -
Officer
-----------------------------------------------------------------------------------------------------------------------------------
L. D. "Micky" Miller, III     2003     $169,874        -               -             -           7,500      -             -
Executive Vice                2002     $ 11,631        -               -             -          15,000      -             -
President-Sales and           2001         -           -               -             -             -        -             -
Marketing(5)
-----------------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.              2003     $141,562    $31,705(6)          -             -           9,338      -             -
Senior Vice President-        2002     $121,385    $55,125(1)          -             -           7,500      -             -
Administration,               2001     $118,000       -            $13,200           -           7,500      -             -
Secretary
-----------------------------------------------------------------------------------------------------------------------------------

     ---------------------

     (1) The amount reflects cash portion of bonus earned by the Named Officer during 2002. The cash portion is equal to 75% of the bonus earned under the Named Officers' compensation program. In accordance with the program, the remaining 25% was paid through issuance of immediately exercisable stock options at the rate of an option on 100 shares for each $1,000 of bonus payment foregone. For 2002, the Named Officers received options under the compensation program to purchase the following number of shares of Class A Common Stock at the $17.30 fair market value on February 20, 2003 (the date of the grant): David Parker - 6,891; Michael Miller - 3,537; Joey Hogan - 2,612; and R. H. Lovin, Jr. - 1,838. No bonus was paid in 2001 or 2003.

     (2) For all Named Officers other than Michael W. Miller, other annual compensation did not exceed 10% of such Named Officer's total salary for 2003. The amount listed for Mr. Michael Miller reflects the amount of the Company car allowance for him for 2003. For all Named Officers, other annual compensation did not exceed 10% of such Named Officer's total salary and bonus for 2002. In 2001, for all Named Officers other than Michael W. Miller and R. H. Lovin, Jr., other annual compensation did not exceed 10% of such Named Officer's total salary. The amounts listed for Messrs. Michael Miller and Lovin reflect the amount of the Company car allowance for each in 2001.

     (3) Mr. Parker's other compensation in 2003 and 2002 includes the amount of compensation he received to make payments on a split-dollar life insurance policy, and to pay taxes on the amount of the bonus. Under agreements entered into in December 1992 and December 2001, we are obligated to provide split-dollar life insurance arrangements for Mr. Parker. In years prior to 2002, we paid the premiums, were entitled to receive repayment of the premiums advanced from the death benefit or cash value, and Mr. Parker was deemed to have compensation equal to a portion of the premium advanced. In response to the Sarbanes-Oxley Act of 2002, we began to pay Mr. Parker, as compensation, amounts that Mr. Parker uses to pay insurance premiums on the split-dollar life insurance policy. We will not be entitled to receive reimbursement of these amounts, but will retain the right to receive from the insurance company an amount equal to the amount that we paid in premiums on the split-dollar policy prior to 2002. In 2001, Mr. Parker's other compensation included the reportable portion of premiums paid on split-dollar life insurance policies.

     (4) The amount reported as Mr. Parker's other compensation under the column "All Other Compensation" includes amounts paid as reimbursement for the payment of taxes.

     (5)  Mr. L. D. "Micky" Miller, III was hired in December 2002.

     (6) 2003 Bonus to R.H. Lovin, Jr. reflects payment of deferred amounts from 1998.

     The following table lists stock options granted to the Named Officers during the fiscal year ended December 31, 2003. We have not granted any stock appreciation rights ("SARs").

---------------------------------------------------------------------------------------------------------------------------
                                           Option/SAR Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential realizable
                                                                                                 value at assumed annual
                                                                                                   rates of stock price
                                                                                                 appreciation for option
                                      Individual Grants                                                    term
---------------------------------------------------------------------------------------------------------------------------
                              Number of
                             securities         Percent of total       Exercise
                             underlying           options/SARs         or base
                            options/SARs      granted to employees      price      Expiration
        Name                 granted (#)         in fiscal year         ($/Sh)        Date          5%($)        10%($)
---------------------------------------------------------------------------------------------------------------------------
David R. Parker                  6,891               9.3%               17.30      02/20/2013       74,973       189,997
                                10,000                                  17.63      05/22/2013      110,874       280,977
---------------------------------------------------------------------------------------------------------------------------
Michael W. Miller                3,537               7.5%               17.30      02/20/2013       38,482        97,521
                                10,000                                  17.63      05/22/2013      110,874       280,977
---------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                    2,612               6.9%               17.30      02/20/2013       28,418        72,017
                                10,000                                  17.63      05/22/2013      110,874       280,977
---------------------------------------------------------------------------------------------------------------------------
L. D. "Micky"                    7,500               4.1%               17.63      05/22/2013       83,156       210,733
Miller, III
---------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.                 1,838               5.1%               17.30      02/20/2013       19,997        50,677
                                 7,500                                  17.63      05/22/2013       83,156       210,733
---------------------------------------------------------------------------------------------------------------------------

     The following table demonstrates the options under the Plan that were exercised during the fiscal year ended December 31, 2003, by the Named Officers.

---------------------------------------------------------------------------------------------------------------------------
                    Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
---------------------------------------------------------------------------------------------------------------------------
                                                      Number of securities underlying         Value of unexercised
                              Shares                     unexercised options/SARs                 in-the-money
                             acquired                      at fiscal year end             options/SARs at fiscal year
                                on         Value                  (#)                               end(1)($)
                             exercise    realized    ---------------------------------  -----------------------------------
          Name                  (#)         ($)        Exercisable     Unexercisable      Exercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------------------
David R. Parker                  -0-         -0-          306,098            19,999        2,011,037            45,330
---------------------------------------------------------------------------------------------------------------------------
Michael W. Miller              10,000     109,101         125,836            19,999          725,292            45,330
---------------------------------------------------------------------------------------------------------------------------
Joey B. Hogan                   5,000      57,740          99,885            19,999          576,182            45,330
---------------------------------------------------------------------------------------------------------------------------
L. D. "Micky"                    -0-         -0-            5,000            17,500            4,300            18,950
Miller, III
---------------------------------------------------------------------------------------------------------------------------
R. H. Lovin, Jr.               16,128     110,790          65,377            15,000          323,782            34,000
---------------------------------------------------------------------------------------------------------------------------

  ---------------------

     (1) Based on the $19.01 closing price of our Class A Common Stock on December 31, 2003.

     We do not have a long-term incentive plan or a defined benefit or actuarial plan and have never issued any stock appreciation rights.

Employment Agreements

     We currently do not have any employment, severance, or change-in-control agreements with any of our executive officers. However, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under the Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. The Board of Directors has the authority to extend similar rights to holders of additional awards under the Plan.

The Compensation Committee Report on executive compensation, and the performance graph appearing later in this Proxy Statement shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent we incorporate this report and graph by specific reference.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors prepared the following report on executive compensation.

     The approach to determining executive compensation generally consists of three elements: base salary, annual stock option grants, and an annual bonus. For 2003, the Chief Executive Officer participated in the same program as the other executive officers and was evaluated on the same basis as the other executive officers. The Compensation Committee believes that the annual bonus program directly links corporate performance to executive compensation. The Compensation Committee also believes that the annual stock option grants and the stock-based component of the annual bonus indirectly link executive compensation to corporate performance to the extent corporate performance is reflected in the Company's stock price.

     The Compensation Committee has reviewed the base salaries of the Company's executive officers and believes such salaries are generally comparable to those earned by similarly-situated executives. Under the executive compensation program, increases in base salaries are intended to slow after executives reach target salaries identified by the Compensation Committee. The Compensation Committee may adjust the targets as executives assume additional responsibilities. Mr. Parker's salary, which was increased to $525,000 in May of 2000, remained the same until May of 2003, when he was given a cost-of-living adjustment of approximately 2%. In view of financial results for the Company that were below expectations, the Company's other executives received minimal raises.

     The annual stock option element of the compensation program provides that each executive will be granted an annual stock option to purchase up to 10,000 shares of the Company's Class A Common Stock at the market price on the date of the annual meeting under the Company's incentive stock plan. Stock options granted since July of 2000 vest ratably over three years and expire ten years from the date of grant. Certain options granted prior to 1998 vest ratably over five years and expire ten years from the date of grant. The Compensation Committee believes that a multi-year granting and vesting schedule will encourage the executives to remain with the Company.

     The annual bonus element of the compensation program permits the executives to earn a percentage of their salary based upon the achievement of individual and corporate goals for that year. For senior management, 60% to 75% of the bonus is based upon attaining or exceeding the earnings per share target established at the beginning of the year. The remainder of the bonus is based upon achieving certain individual goals that are established at the beginning of each year. The Board of Directors establishes the goals for the Chief Executive Officer, and the Chief Executive Officer establishes the goals for the rest of the executives.

     The initial bonus amounts for the executives are adjusted up or down based upon the Company's ranking among its peer group of companies in the following performance measures: earnings per share growth, net margin, and return on average equity. The peer group identified by the Compensation Committee consists of Swift Transportation, Werner Enterprises, USA Truck, Inc., U.S. Xpress Enterprises, and Celadon Group, Inc. The annual bonus for senior management is limited to 75% of the executive's base salary. The Company must achieve its earnings per share goal for any individual bonus to be paid. There is an exception for individual goal bonuses to be paid if the Company achieves at least a threshold percentage of the earnings per share goal and ranks first or second in its peer group.

     The executives currently must accept at least 25% of their annual bonus in the form of stock-based compensation and may choose to receive up to 100% of the bonus in the form of stock-based compensation. The Compensation Committee believes that this bonus program provides incentives to grow earnings per share, achieve individual goals, and perform at or above the level of peer companies. For 2003, the Company was ranked tied for third of six by the Compensation Committee among its peer group in the designated performance measures and each of the Named Officer executives met at least 75% of his established personal goals. However, the Company did not achieve the designated percentage of its earnings per share goal. Accordingly, no bonuses were earned for 2003.

                                    Compensation Committee

                                    William T. Alt
                                    Niel B. Nielson
                                    Mark A. Scudder (Chairman)

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as of March 24, 2004, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each of our directors and Named Officers, and by all of our directors and executive officers as a group. Share numbers and other information for Dimensional Fund Advisors Inc., Royce & Associates, LLC, Strong Capital Management, Inc., and Barclays Global Investors, NA; Barclays Global Fund Advisors included in the table and notes below are as of December 31, 2003, and based solely upon the respective filing for each referenced in the notes below. According to the Company's transfer agent, the Company had outstanding 12,327,693 shares of Common Stock as of March 24, 2004.

------------------------------------------------------------------------------------------------------------------------------
                               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount & Nature
                                                                                  of Beneficial
    Title of Class            Name of Beneficial Owner(1)                         Ownership (2)          Percent of Class
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         25.17% of Class A
  Class A & Class B      David R. Parker &                                                               100.0% of Class B
      Common             Jacqueline F. Parker(3)                                     5,532,652           36.90% of Total
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         1.09% of Class A
  Class A Common         Michael W. Miller(4)                                          135,836           0.92% of Total*
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Joey B. Hogan(5)                                              115,186                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         L. D. "Micky" Miller, III(6)                                    7,500                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         R. H. Lovin, Jr.(7)                                            72,877                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         William T. Alt(8)                                              17,500                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Robert E. Bosworth(9)                                          31,500                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Hugh O. Maclellan, Jr.(10)                                     25,000                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Mark A. Scudder(11)                                            22,150                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Bradley A. Moline(12)                                           3,500                   *
------------------------------------------------------------------------------------------------------------------------------
  Class A Common         Niel B. Nielson(13)                                             2,500                   *
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         7.51% of Class A
  Class A Common         Dimensional Fund Advisors Inc.(14)                            925,913           6.31% of Total
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         5.37% of Class A
  Class A Common         Royce & Associates, LLC(15)                                   662,000           4.51% of Total
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         10.09% of Class A
  Class A Common         Strong Capital Management, Inc.(16)                         1,244,054           8.48% of Total
------------------------------------------------------------------------------------------------------------------------------
                         Barclays Global Investors, NA;                                                  6.29% of Class A
  Class A Common         Barclays Global Fund Advisors(17)                             775,325           5.28% of Total
------------------------------------------------------------------------------------------------------------------------------
  Class A & Class B      All directors and executive officers as a group
      Common             (11 persons)                                                5,966,201           38.75% of Total
------------------------------------------------------------------------------------------------------------------------------

------------------------

*    Less than one percent (1%).
(1) The business address of Mr. and Mrs. Parker is 400 Birmingham Highway, Chattanooga, TN 37419; the business address of Dimensional Fund Advisors Inc., a Delaware corporation, is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401; the business address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019; the business address of Strong Capital Management is 100 Heritage Reserve, Menomonee Falls, WI 53051; the business address of Richard S. Strong is c/o Godfrey & Kahn S.C., 780 N. Water Street, Milwaukee, WI 53202; the business address of Barclays Global Investors, NA is 45 Fremont Street, San Francisco, CA 94105; the business address of Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, CA 94105.
                                       11

(2) In accordance with applicable rules under the Exchange Act, the number of shares of Class A Common Stock beneficially owned includes the following shares underlying stock options that are exercisable or will become exercisable within 60 days following March 24, 2004: Mr. Parker - 316,098; Mr. Michael Miller - 135,836; Mr. Hogan - 109,885; Mr. L. D. "Micky" Miller
     - 7,500; Mr. Lovin - 72,877;  Mr. Alt - 17,500;  Mr. Bosworth - 17,500; Mr.
     Maclellan - 17,500; Mr. Scudder - 17,500; Mr. Moline - 2,500; and Dr. Nielson - 2,500. The beneficial ownership also includes the following shares held by the Named Officer in our 401(k) Plan: Mr. Parker - 10,554; Mr. Michael Miller - 0; Mr. Hogan - 1,901; Mr. L. D. "Micky" Miller - 0; and Mr. Lovin - 0.
(3) Includes 2,756,000 shares of Class A Common Stock and 2,350,000 shares of Class B Common Stock owned by Mr. and Mrs. Parker as joint tenants with rights of survivorship, 100,000 shares of Class A Common Stock owned by the Parker Family Limited Partnership, of which the Parkers are general partners, 316,098 shares of Class A Common Stock underlying stock options, and 10,554 shares held by Mr. Parker in our 401(k) Plan.
(4)  Includes 135,836 shares of Class A Common Stock underlying stock options.
(5) Includes 3,400 shares of Class A Common Stock owned by Joey B. Hogan and Melinda J. Hogan, as joint tenants, 109,885 shares of Class A Common Stock underlying stock options, and 1,901 shares held by Mr. Hogan in our 401(k) Plan.
(6)  Includes 7,500 shares of Class A Common Stock underlying stock options.
(7)  Includes 72,877 shares of Class A Common Stock underlying stock options.
(8)  Includes 17,500 shares of Class A Common Stock underlying stock options.
(9) Includes 2,000 shares of Class A Common Stock owned directly, 1,000 shares of Class A Common Stock held in an individual retirement account, 17,500 shares of Class A Common Stock underlying stock options, and 11,000 shares of Class A Common Stock held by a charitable foundation for which Mr. Bosworth serves as director and officer. Mr. Bosworth disclaims beneficial ownership of all such shares held by the charitable foundation.
(10) Includes 7,500 shares of Class A Common Stock held directly, and 17,500 shares of Class A Common Stock underlying stock options.
(11) Includes 100 shares of Class A Common Stock held directly, 4,350 shares of Class A Common Stock held in an individual retirement account, 17,500 shares of Class A Common Stock underlying stock options, and 200 shares of Class A Common Stock held as custodian for a minor child, as to which beneficial ownership is disclaimed.
(12) Includes 1,000 shares of Class A Common Stock held directly, and 2,500 shares of Class A Common Stock underlying stock options.
(13) Includes 2,500 shares of Class A Common Stock underlying stock options.
(14) As reported on Form 13G/A filed with the SEC February 6, 2004.
(15) As reported on Form 13G filed with the SEC January 30, 2004.
(16) As reported on Form 13G/A filed with the SEC February 17, 2004 by Strong Capital Management, Inc. ("Strong") and Richard S. Strong. Each of Strong and Mr. Strong report shared voting and dispositive power over the shares.
(17) As reported on Form 13G filed with the SEC February 17, 2004 by Barclays Global Investors, NA ("Barclays"), and certain affiliates not a part of any group. Represents 632,889 shares held by Barclays with sole voting and dispositive power and 66,820 shares held by Barclays Global Fund Advisors with sole voting and dispositive power.

                             STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                 PERFORMANCE GRAPH FOR COVENANT TRANSPORT, INC.

     The following graph compares the cumulative total stockholder return of the Company's Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing December 31, 1998, and ending December 31, 2003.



                       GRAPH AND LEGEND WERE CENTERED HERE
                                 IN PRINTED FORM






Prepared  by CRSP  (www.crsp.uchicago.edu),  Center  for  Research  in  Security
Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

The stock performance graph assumes $100 was invested on December 31, 1998. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign. The Company will provide the names of all companies in such index upon request.

             SECTION 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that our officers, directors, and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during our preceding fiscal year. We will make available through our website at www.covenanttransport.com copies of Section 16(a) forms that our directors and executive officers file with the SEC.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The principal independent public accounting firm utilized by the Company during fiscal 2003 was KPMG LLP, independent accountants ("KPMG"). KPMG has served as our independent accountants since September, 2001. The Company's principal public accounting firm for fiscal 2004 has not yet been selected because the Audit Committee is still in the process of reviewing KPMG's proposal for 2004 and is not prepared to make a recommendation. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Principal Accounting Fees and Services

     KPMG billed us the following amounts for services provided in the following categories during the fiscal years ended December 31, 2002 and 2003:

                                     Fiscal 2003             Fiscal 2002
Audit Fees(1)                           $217,500                $216,400
Audit-Related Fees(2)                    $25,575                 $24,800
Tax Fees(3)                             $279,522                $304,660
All Other Fees(4)                             $0                      $0
                                       ---------               ---------
Total                                   $522,597                $545,860

-----------------------------
(1) Audit Fees represent fees billed for professional services rendered by the principal independent public accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by such accountant in connection with statutory or regulatory filings or engagements for those fiscal years. For fiscal 2003, Audit Fees were comprised of $143,000 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, $63,500 in fees for Form S-3 regulatory filings, and $11,000 in fees for our Securitization. For fiscal 2002, Audit Fees were comprised of $119,500 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, $86,900 in fees for regulatory filings and technical advice for FAS 133, and $10,000 in fees for our Securitization.

(2) Audit-Related Fees represent fees billed for assurance and related services by the principal independent public accountant that are reasonably related to the performance of the audit or review of financial statements. For fiscal 2003 and 2002, Audit-Related Fees were comprised of fees for employee benefit plans.

(3) Tax Fees represent fees billed for professional services rendered by the principal independent public accountant for tax compliance, tax advice, and tax planning. For fiscal 2003, Tax Fees were comprised of $82,000 in fees for tax compliance and $197,522 in fees for tax planning and advice. For fiscal 2002, Tax Fees were comprised of $79,000 in fees for tax compliance and $225,660 in fees for tax planning and advice.

(4) All Other Fees represent fees billed for products and services provided by the principal independent public accountant, other than Audit Fees, Audit-Related Fees, and Tax Fees. There were no such fees for fiscal 2003 or fiscal 2002.

     Since April 14, 2003, our Audit Committee has maintained a policy pursuant to which it pre-approves all audit services and permitted non-audit services to be performed by our independent public accountants in order to assure that the provision of such services is compatible with maintaining the accountant's independence. Under this policy, the Audit Committee pre-approves, on an annual basis, specific types or categories of engagements constituting audit, audit-related, tax, or other permissible non-audit services to be provided by the principal independent public accountant. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent public accountant are required to periodically report to the Audit Committee regarding the extent of services provided by the principal independent accountant in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the principal independent accountant is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the principal independent accountant to render such services. No audit-related, tax, or other non-audit services were approved by the Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph (c)(7)(i)(C), of Regulation S-X during the fiscal year ended December 31, 2003.

                              STOCKHOLDER PROPOSALS

     To be eligible for inclusion in our proxy materials relating to the 2005 Annual Meeting of Stockholders, stockholder proposals intended to be presented at that meeting must be received by us in writing on or before December 14, 2004. However, if the date of the 2005 Annual Meeting of Stockholders is more than thirty days before or after May 27, 2005, then the deadline for submitting any such stockholder proposal for inclusion in the proxy materials relating to the 2005 Annual Meeting of Stockholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

     We must receive in writing any stockholder proposals to be considered at our 2005 Annual Meeting of Stockholders, but not included in our proxy materials relating to that meeting, by February 25, 2005. However, if the date of the 2005 Annual Meeting of Stockholders is more than thirty days before or after May 27, 2005, then the deadline for submitting any such stockholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our 2005 proxy statement will have discretionary authority to vote on any stockholder proposal that is not received on or prior to the deadline described above.

     Written copies of all stockholder proposals should be sent to our principal executive offices at 400 Birmingham Highway, Chattanooga, Tennessee 37419 to the attention of Joey B. Hogan, our Executive Vice President, Chief Financial Officer, and Assistant Secretary.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                    Covenant Transport, Inc.

                                    /s/ David R. Parker
                                    David R. Parker
                                    Chairman of the Board
April 19, 2004

                                   Appendix A

            THIRD AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                            COVENANT TRANSPORT, INC.

                                  April 6, 2004

                                    Recitals.

     On February 8, 1999, the Securities and Exchange Commission's Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the "Blue Ribbon Committee") issued a report containing recommendations for improving the effectiveness of corporate audit committees. The Blue Ribbon Committee directed its recommendations to the Securities and Exchange Commission (the "Commission"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), the National Association of Securities Dealers (the "NASD"), and the Auditing Standards Board (the "ASB") (collectively, the "Market Authorities"). In response to its recommendations, the Market Authorities adopted rules pertaining to corporate audit committees. In 2002, the United States Congress passed the Sarbanes-Oxley Act, which Act created additional requirements for audit committees of publicly traded companies and directed the Market Authorities to amend and supplement their rules with respect to such committees. The United States Congress, the Market Authorities, and any other regulatory bodies that from time to time may adopt rules pertaining to audit committees are hereinafter referred to as the "Regulatory Authorities."

     The Board of Directors (the "Board") of Covenant Transport, Inc., a Nevada corporation (the "Company"), in response to actions taken by the Regulatory Authorities, amended its First Amended and Restated Charter of the Audit Committee in May 2000 and its Second Amended and Restated Charter of the Audit Committee in April 2003. In light of additional guidance provided by the Regulatory Authorities, the Company now adopts this Third Amended and Restated Charter of the Audit Committee (the "Charter"). The Charter describes the duties and responsibilities of the Company's audit committee (the "Audit Committee") and grants the Audit Committee the authority necessary to perform its oversight responsibility.

                                    Charter.

     1. Purposes of Audit Committee.  The purposes of the Audit Committee are to
(a) oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and (b) in connection therewith, assist the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal financial controls, and the independence of the independent public accountants engaged to audit the Company's financial statements (the "external auditors"), and to render the reports required of the Audit Committee, and to allow the Company to make the disclosures required by related Commission regulations.

     2. Qualifications of Audit Committee. The Audit Committee shall consist of not less than three members, each of whom shall (a) meet independence requirements of the rules and regulation of the Nasdaq National Market listing standards and any other applicable laws, rules, and regulations governing independence of the Regulatory Authorities unless an exemption from the requirement to meet such definition applies under the rules and regulations of Regulatory Authorities; (b) qualify as a "non-employee director" as defined in
Section 16 of the Securities and Exchange Act of 1934; (c) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; (d) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; (e) demonstrate all other qualifications required by law or any Regulatory Authority, and (f) be free of any relationship that, in the Board's discretion, would interfere with the member's independent judgment. At least one member of the Audit Committee shall in the judgment of the Board be an audit committee "financial expert" in accordance with the rules and regulations of the Regulatory Authorities.

     3. Duties and Authority of the Audit Committee. Subject to the second sentence of Paragraph 10, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

          (a) Review the Company's earnings statements with management and with the Company's external auditors prior to the release of such statements to the public;

          (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Commission rules, prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-Q;

          (c) Review and discuss the Company's audited financial statements with management, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K;

          (d) Review and discuss the Company's audited financial statements with the Company's external auditors and shall review those matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented from time to time;

          (e) Receive the written disclosures and the letter from the Company's external auditors required by the Independent Standards Board's Standard No. 1, as modified or supplemented, discuss with the external auditors their independence, and, as required by Commission rules, pre-approve all audit services and permitted non-audit services to be performed by the external auditor and establish policies and procedures for the engagement of the independent external auditor to provide permitted non-audit services;

          (f) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

          (g) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

          (h) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the
adequacy  and  appropriateness  of  any  reserves,   policies  relating  to  the
recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in its judgment, or the judgment of the Company's external auditors, could have a material impact on the Company's financial statements;

          (i) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

          (j) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

          (k) Confer with the Company's external auditors about any audit requirements as specified in the Securities and Exchange Act of 1934 that may have come to the attention of the external auditors;

          (1) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, in communications with the Company's external auditors, the Audit Committee will, in accordance with Statement of Auditing Standards No. 61, communicate with the external auditors with respect to (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

          (m) Take responsibility for the appointment, compensation, retention, and oversight of the Company's external auditors, review the proposed scope and plan of the annual audit, and recommend their selection and engagement;

          (n) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

          (o) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

          (p) Review the performance of the external auditors and take direct responsibility for hiring and, if appropriate, replacing any external auditor failing to perform satisfactorily;

          (q) Review the performance of the Company's Chief Financial Officer and Controller;

          (r) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

          (s) Provide, as part of the Company's proxy filed pursuant to Commission regulations, the report required by Commission regulations relating to proxies and cause a copy of that report to be included annually in the Company's proxy solicitation materials;

          (t) Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

          (u) Establish in accordance with law and the rules and regulations of Regulatory Authorities procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

          (v) Obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Audit Committee;

          (w) Establish policies for the hiring of employees and former employees of the independent external auditor;

          (x) Review and approve in advance all transactions between the Company and its executive officers and directors;

          (y) Review and approve in advance all non-audit related work performed on behalf of the Company by the external auditor; and

          (z) Periodically review the adequacy of this Charter and make recommendations to the Board with respect to any changes in this Charter.

     4. Access to Information. In order to perform its obligations, the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director, or employee of the Company.

     5. Employee Access to Audit Committee. Any person employed by the Company and any of the Company's independent contractors will have access to the Audit Committee, pursuant to procedures adopted by the Audit Committee, to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

     6. Frequency of Meetings.

          (a) The Audit Committee shall meet at such times as may be necessary and shall meet each quarter prior to the release of the Company's earnings statements to review the earnings release. It also is anticipated that the Audit Committee meetings will held in conjunction with selected Board meetings. Special meetings of the Audit Committee may be called by any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

          (b) The Audit Committee, at least once a year, will meet privately with the Company's external and, if applicable, internal auditors, and no representative of the Company's management shall attend such meetings.

     7. Access to Legal Counsel and Advisors. The Audit Committee shall have full and free access to the Company's outside legal counsel, and if requested, to engage its own independent legal counsel and other advisors. The Company will pay for the cost of any such legal counsel and advisors.

     8. Meeting Procedures.

          (a) Members of the Audit Committee shall endeavor to attend all meetings of the Audit Committee. The Audit Committee is governed by the same rules regarding meetings (including meetings by telephone conference), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and is authorized to adopt its own rules of procedure not inconsistent with any provision of this Charter, any provision of the Company's Bylaws, or the laws of the state of Nevada.

          (b) Written minutes will be maintained for each meeting of the Audit Committee.

     9. Other Duties. The Audit Committee will perform such other duties as the Board may assign to it or as may be imposed by law or by rule or regulation of Regulatory Authorities.

     10. Limitation of Audit Committee Duties. The Audit Committee is not an investigative committee of the Board and shall have no investigative duties unless expressly assigned to the Audit Committee by the Board or pursuant to the Company's Code of Conduct and Ethics and Reporting Procedures for Accounting Matters. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important, given the particular circumstances. It is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements or audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of a Nevada corporation under Section 78.138 of the Nevada General Corporation Law. If any claim is asserted against the Audit Committee, any of its members or the Company by a stockholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense or indemnification available to the Audit Committee, any of its members, or the Company.

                                  * * * * * * *

 Adopted by the Board of Directors of Covenant Transport, Inc. on April 6, 2004.

                                      PROXY
                            COVENANT TRANSPORT, INC.
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 27, 2004
          Solicited on Behalf of the Board of Directors of the Company

     The undersigned holder(s) of Class A and/or Class B Common Stock (individually or together referred to as "Common Stock") of Covenant Transport, Inc., a Nevada corporation (the "Company"), hereby appoint(s) David R. Parker, Michael W. Miller, and Joey B. Hogan, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate Headquarters at 400 Birmingham Highway, Chattanooga, Tennessee, on Thursday, May 27, 2004, at 10:00 a.m., Eastern Time, and at any adjournment thereof, as follows:

1. Election of Directors
   [ ] FOR all nominees listed below                       [ ] WITHHOLD AUTHORITY to
       (except as marked to the contrary below)                vote for all nominees listed below

   INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.
                David R. Parker       Robert E. Bosworth          Bradley A. Moline          William T. Alt
                                      Hugh O. Maclellan,Jr.       Mark A. Scudder            Niel B. Nielson

2. In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
                        [ ] GRANT AUTHORITY to vote                                         [ ]  WITHHOLD AUTHORITY to vote

                                      (Continued and to be signed on reverse side)




                                       20

                                                     (Continued from other side)

     A vote FOR Proposal 1 and granting the proxies discretionary authority is recommended by the Board of Directors of the Company.
When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposal 1, and, at the  discretion of the proxy  holder,  upon such other matters as may properly come before the meeting or any  adjournment  thereof.  Proxies  marked  "Abstain"  and broker  non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

     The undersigned  acknowledges  receipt of the Notice and Proxy  Statement for the 2004 Annual Meeting of  Stockholders  and the
Annual Report to Stockholders for the year ended December 31, 2003.

                                                                     Date ______________________________, 2004

                                                                     _________________________________________________________

                                                                     _________________________________________________________
                                                                                       Signature(s)

                                                                     Stockholders should date this proxy and sign here exactly
                                                                     as name appears at left. If proxy is held jointly, both
                                                                     owners should sign this proxy. Executors, administrators,
                                                                     trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.










                                       21